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                                  EXHIBIT 10(v)

                            FIFTH AMENDMENT TO LOAN AGREEMENT

          THIS FIFTH AMENDMENT TO LOAN AGREEMENT (this "Amendment") made as of the 12th day of May, 2003, by and between Pinnacle Data Systems, Inc. (the "Borrower") and KeyBank National Association ("Lender"):

          WHEREAS, Borrower and Lender are parties to a certain Loan Agreement dated August 10, 2000, as amended and as it may from time to time be further amended, supplemented or otherwise modified (the "Loan Agreement");

          WHEREAS, Borrower and Lender desire to amend the Loan Agreement by modifying a certain financial covenant thereof, and

          WHEREAS, each term used herein shall be defined in accordance with the Loan Agreement.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants herein and for other valuable considerations, Borrower and Lender agree as follows:

          1. The Loan Agreement is hereby amended by deleting Subparagraph A from the section titled "Financial Covenants" in its entirety and replacing it with the following:

          A) [RESERVED]

          2. Concurrently with the execution of this Amendment, Borrower shall pay (i) all reasonable legal fees and expenses of Lender incurred in connection with this Amendment, and (ii) a renewal fee of One Thousand Five Hundred Dollars ($1,500).

          3. Borrower hereby represents and warrants to Lender that (a) Borrower has the legal power and authority to execute and deliver this Amendment; (b) officials executing this Amendment have been duly authorized to execute and deliver the same and bind Borrower with respect to the provisions hereof; (c) the execution and delivery hereof by Borrower and the performance and observance by Borrower of the provisions hereof do not violate or conflict with the organizational agreements of Borrower or any law applicable to Borrower or result in a breach of any provision of or constitute a default under any other agreement, instrument or document binding upon or enforceable against Borrower;
(d) no Event of Default exists under the Loan Agreement, nor will any occur immediately after the execution and delivery of this Amendment or by the performance or observance of any provision hereof; (e) neither Borrower (nor any subsidiary) has any claim or offset against, or defense or counterclaim to, any of Borrower's (or any subsidiary's) obligations or liabilities under the Loan Agreement or any Related Documents, and Borrower (and each subsidiary) hereby waives and releases Lender from any and all such claims, offsets, defenses and counterclaims of which Borrower (and any subsidiary) is aware, such waiver and release being with full knowledge and understanding of the circumstances and effect thereof and after having consulted legal counsel with respect thereto,

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and (f) this Amendment constitutes a valid and binding obligation of Borrower in every respect, enforceable in accordance with its terms.

          4. Each reference that is made in the Loan Agreement or any other writing shall hereafter be construed as a reference to the Loan Agreement as amended hereby. Except as herein otherwise specifically provided, all provisions of the Loan Agreement shall remain in full force and effect and be unaffected hereby.

          5. This Amendment may be executed in any number of counterparts, by different parties hereto in separate counterparts and by facsimile signature, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement.

          6. The rights and obligations of all parties hereto shall be governed by the laws of the State of Ohio, without regard to principles of conflicts of laws.

            [The remainder of this page is intentionally left blank.]

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          7. JURY TRIAL WAIVER. BORROWER AND LENDER WAIVE ANY RIGHT TO HAVE A
JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE, BETWEEN BORROWER AND LENDER, ARISING OUT OF, IN CONNECTION WITH, RELATED TO, OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED BETWEEN THEM IN CONNECTION WITH THIS AGREEMENT OR ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED THERETO. THIS WAIVER SHALL NOT IN ANY WAY AFFECT, WAIVE, LIMIT, AMEND OR MODIFY LENDER'S ABILITY TO PURSUE REMEDIES PURSUANT TO ANY CONFESSION OF JUDGMENT OR COGNOVIT PROVISION CONTAINED IN ANY NOTE OR OTHER INSTRUMENT, DOCUMENT OR AGREEMENT BETWEEN BORROWER AND LENDER.

Address:     Pinnacle Data Systems, Inc.           PINNACLE DATA SYSTEMS, INC.
             6600 Port Road
             Groveport, Ohio 43125
             Attn: M. Sayre                        By: /s/ Michael R Sayre
                   --------                            --------------------
                                                   Its: EVP & CFO
                                                        -------------------


Address:     KeyBank National Association          KEYBANK NATIONAL ASSOCIATION
             88 East Broad Street
             Columbus, Ohio 43215
             Attn: R. Campbell                     By:/s/ Roger Campbell
                   -----------                        ------------------
                                                   Its: SVP
                                                        ---


The State of Ohio      )
             ----------
                       )SS.
The County of Franklin )
              ---------


Before me a notary public, in and for said County, personally appeared the above named officer, Michael R. Sayre, Executive Vice President of Pinnacle Data Systems, Inc. who acknowledges that he did sign the foregoing instrument, and that the same is the free act and deed of such corporation and of such officer.

In Testimony Whereof, I have hereunto set my hand and official seal at 2:23 P.M., this 12th day of May, 2003.

                                                          /s/ Kathy K Kelly,
                                                          ------------------
                                                                   Notary Public

                                                     commission expires 6/29/04